Report of Independent Accountants on Applying
Agreed-Upon Procedures

Social Finance, Inc.
One Letterman Drive, Bldg. A, Suite 4700
San Francisco, CA 94129

We ("us" or "PwC") have performed the procedures enumerated below, which were agreed to by Social Finance, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, and Allen & Company LLC, who are collectively referred to herein as the "Specified Parties", solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the private consumer loans with respect to the SoFi 2018-3 securitization transaction (the "Transaction"). Social Finance, Inc. ("SoFi" or "Company") is responsible for the accuracy of certain attributes of the private consumer loans with respect to the Transaction (the "Responsible Party"). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings:

In connection with the Transaction, the Specified Parties agreed on a sample size of 120 private consumer loans (the "Sample Loans"), which were selected using a simple random sample from the pool of assets on the Data Tape identified by the Company as being loans that will collateralize the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Private Placement Memorandums that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Private Placement Memorandums.

PricewaterhouseCoopers LLP, 600 13th Street, N.W., Washington, DC 20005
T: (202) 414-1000 , F: (202) 414 1301, www.pwc.com/us

Report of Independent Accountants on Applying Agreed Upon Procedures
SoFi 2018-3 Tape to File Review

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Company; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire Data Tape based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase "compared" refers to the comparison of one or more data elements to underlying documentation.

•	The phrase "recalculated" refers to a recalculation of one of more data elements using a prescribed methodology.

The "Data Files" refer to the following files provided by the Company:

The "Data Tape" refers to the following files provided by the Company:

o	An electronic data file labeled "2018-3 Loan Tape (as of 06.20.2018) v05.xlsx" (the "Data Tape")

•	The following electronic data files (collectively, the "Supplemental Data Files"):

o	"2018-3 Borrower Names and Address File.csv" (the "Borrower Name File")

The "Source Files" refer to the following files provided by the Company:

•	Electronic data files labeled "2018-3 Servicer File v4.csv" (the "Servicing Information Support File")

•	Certain promissory note, loan agreement and truth in lending act disclosure statements (collectively, the "Originating Documents")

•	For each of the Sample Loans, an export from the underwriting system (collectively, the "Underwriting System Export Files")

•	For each of the Sample Loans, and for each borrower or co-borrower, as applicable, the following data files (collectively, the "Income Verification Documentation"):

o	W-2s, pay statements, personal tax returns, business tax returns, employer offer letters, and/or other documents relating to income, and
o	Certain additional supporting documentation from the auto-verification of employment and income through the Equifax product "WorkNumber" and the InVerify Reports.

•	An electronic document labeled "OP-IncomeGuidelinesandProcedures-180518-2341.pdf" (the "Gross Income Calculation Methodology File")

Loan File Review

Using the Data Tape, we randomly selected the Sample Loans from the 18,519 loans represented on the Data Tape for review.

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Data Tape or Borrower Name File based on the sample size and results of the procedures performed.

Report of Independent Accountants on Applying Agreed Upon Procedures
SoFi 2018-3 Tape to File Review

We performed certain comparison and recalculation procedures, as applicable, for certain consumer loan characteristics (the "Sample Characteristics") set forth on the Data Tape and Supplemental Data Files and indicated below.

Sample Characteristics
1. Borrower first name	8. Loan maturity date
2. Borrower last name	9. Forbearance end date (if applicable)
3. Borrower state	10. Scheduled monthly payment
4. Original loan balance	11. Loan status
5. Current interest rate	12. Borrower credit score
6. Current loan balance	13. Gross income
7. Loan origination date

Procedures Performed (the "Procedures")

For each of the Sample Loans, using the information, instruction, methodology, and assumptions provided by the Company, the field mapping in Exhibit 1, and the additional assumptions in Exhibit 2, we compared the value in the Data Files to:

✓	Sample Characteristics 1, 2, 4 and 8: the Originating Documents
✓	Sample Characteristics 3, 5-7 and 9-11: the Servicing Information Support File
✓	Sample Characteristic 12: the Underwriting System Export Files
✓	Sample Characteristic 13: a recalculated value derived using the Income Verification Documentation and the Gross Income Calculation Methodology File

With respect to the Procedures performed, we compared and agreed or recalculated and agreed, as applicable, the Sample Characteristics to the relevant Source Files and noted the following differences. For purposes of performing these agreed-upon procedures, no exceptions were reported for differences less than the thresholds outlined in Exhibit 2.

Sample Characteristic	Loan ID	Data File Value	Source File Value
Gross Income	5824448	91,704.84	74,994.44

We make no representations regarding the methodologies or assumptions provided to us by the Lead Underwriter and the Company, including those in Exhibits 1 and 2.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the accuracy of certain attributes of the private consumer loans with respect to the SoFi 2018-3 securitization transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report's contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Washington, DC

July 24, 2018

Report of Independent Accountants on Applying Agreed Upon Procedures
SoFi 2018-3 Tape to File Review

Exhibit 1

The following table lists, for each Sample Characteristic, the relevant field within each Source File used for the purposes of the Procedures.

Sample Characteristics	Data File	Data Field	Source File	Source Field
1. Borrower first name	Borrower Name File	first_name	Originating Documents	N/A
2. Borrower last name	Borrower Name File	last_name	Originating Documents	N/A
3. Borrower state	Data Tape	state	Servicing Information Support File	state
4. Original loan balance	Data Tape	original_prin	Originating Documents	N/A
5. Current interest rate	Data Tape	cur_int_rate	Servicing Information Support File	interest_rate
6. Current loan balance	Data Tape	current_prin	Servicing Information Support File	prin_amount
7. Loan origination date	Data Tape	first_disb_dt	Servicing Information Support File	origination_date
8. Loan maturity date	Data Tape	maturity_dt	Originating Documents	N/A
9. Forbearance end date (if applicable)	Data Tape	forbearance_end_dt	Servicing Information Support File	dfr_forb_end_date
10. Scheduled monthly payment	Data Tape	cur_pmt_amt	Servicing Information Support File	monthly_payment_amount
11. Loan status	Data Tape	loan_status_detail_desc	Servicing Information Support File	loan_status
12. Borrower credit score	Data Tape	credit_score	Underwriting System Export Files	N/A
13. Gross income	Data Tape	gross_income	Income Verification Documentation, Gross Income Calculation Methodology File	N/A

Report of Independent Accountants on Applying Agreed Upon Procedures
SoFi 2018-3 Tape to File Review

Exhibit 2

At the instruction of the Company, for the purposes of the Procedures, we applied the following rules as a supplement to the table in Exhibit 1:
•
With respect to our comparison of Characteristic 3, in the event that the borrower state, as set forth on the Data Tape, did not match the Servicing Information Support File, the Originating Documents were used to perform the Procedures;

•	With respect to our comparison of Characteristic 8, differences of 30 days or less are noted to be "in agreement";
•	With respect to our comparison of Characteristic 10, differences of $1.00 or less are noted to be "in agreement";
•	With respect to our comparison of Characteristic 12, if multiple credit scores are observed in the Underwriting System Export Files, the highest score is used;
•
With respect to our recalculation of Characteristic 13, if a Sample Loan included a co-signer or co-borrower, we were instructed to include the gross income of such co-signer or co-borrower in the calculation of gross income for the purposes of the Procedures; and

•
With respect to our comparison of Characteristic 13, differences of 3.5% or less of the gross income amount indicated on the Data Tape are noted to be "in agreement", however, the Company noted 8 borrowers (Loan IDs 5823763, 6076418, 6078370, 6110505, 6397834, 6453671, 6460526 and 6525181) that qualified for their loan with a gross income value that was lower than the PwC recalculated value and the difference between the PwC recalculated value and the Data Tape value is greater than 3.5%. For this loan, "Gross income" is noted to be "in agreement" if the Data Tape value matches the "gross income" value listed in the Underwriting System Export Files.